UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2020

PetMed Express, Inc. (Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PETS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 31, 2020, and in accordance with Amendment No. 8 to the Executive Employment Agreement (“Amendment No. 8”) with Menderes Akdag (“Mr. Akdag”), CEO and President of PetMed Express, Inc. (the “Company”), which was entered into on July 31, 2020 and expires July 31, 2021, Mr. Akdag’s salary was increased from $607,880 to $626,860, and was granted 37,800 restricted shares of the Company’s common stock to vest on July 31, 2021. Mr. Akdag’s compensation was based on the results of his fiscal 2020 performance goals, which included: (1) net revenue; (2) operating profit; (3) employee engagement survey, and (4) net promoter score which measures customer satisfaction with the Company. Subject to the Company and Mr. Akdag entering into an extension of the Executive Employment Agreement for an additional one year period following the expiration of Amendment No. 8, Mr. Akdag’s 2021 compensation will be based on the achievement of the following fiscal 2021 goals, on a percentage basis: net revenue (35%), net income (35%), new order sales (20%), and employee engagement survey (10%).

The foregoing description of Amendment No. 8 is qualified in its entirety by the full text of Amendment No. 8, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1 – Amendment No. 8 to Executive Employment Agreement dated July 31, 2020 and effective July 31, 2020 between the Company and Menderes Akdag.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2020

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 8 to Executive Employment Agreement dated July 31, 2020 and effective July 31, 2020 between the Company and Menderes Akdag.